Long-Term Care Transaction & Restructuring February 27, 2025

SAFE HARBOR STATEMENT 2 Certain information in this presentation constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, or other developments and speak only as of the date made. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control. The following factors, in addition to other factors mentioned from time to time, may cause actual results to differ materially from those contemplated by the forward-looking statements: (1) fluctuation in insurance reserve liabilities and claim payments due to changes in claim incidence, recovery rates, mortality and morbidity rates, and policy benefit offsets due to, among other factors, the rate of unemployment and consumer confidence, the emergence of new diseases, epidemics, or pandemics, new trends and developments in medical treatments, the effectiveness of our claims operational processes, and changes in governmental programs; (2) sustained periods of low interest rates; (3) unfavorable economic or business conditions, both domestic and foreign, that may result in decreases in sales, premiums, or persistency, as well as unfavorable claims activity or unfavorable returns on our investment portfolio; (4) the impact of pandemics and other public health issues on our business, financial position, results of operations, liquidity and capital resources, and overall business operations; (5) changes in, or interpretations or enforcement of, laws and regulations; (6) a cybersecurity attack or other security breach resulting in compromised data or the unauthorized acquisition of confidential data; (7) the failure of our business recovery and incident management processes to resume our business operations in the event of a natural catastrophe, cybersecurity attack, or other event; (8) investment results, including, but not limited to, changes in interest rates, defaults, changes in credit spreads, impairments, and the lack of appropriate investments in the market which can be acquired to match our liabilities; (9) increased competition from other insurers and financial services companies due to industry consolidation, new entrants to our markets, or other factors; (10) ineffectiveness of our derivatives hedging programs due to changes in forecasted cash flows, the economic environment, counterparty risk, ratings downgrades, capital market volatility, changes in interest rates, and/or regulation; (11) changes in our financial strength and credit ratings; (12) actual experience in the broad array of our products that deviates from our assumptions used in pricing, underwriting, and reserving; (13) our ability to hire and retain qualified employees; (14) our ability to develop digital capabilities or execute on our technology systems upgrades or replacements; (15) availability of reinsurance in the market and the ability of our reinsurers to meet their obligations to us; (16) ability to generate sufficient internal liquidity and/or obtain external financing; (17) damage to our reputation due to, among other factors, regulatory investigations, legal proceedings, external events, and/or inadequate or failed internal controls and procedures; (18) disruptions to our business or our ability to leverage data caused by the use and reliance on third party vendors, including vendors providing web and cloud based applications; (19) recoverability and/or realization of the carrying value of our intangible assets, long-lived assets, and deferred tax assets; (20) effectiveness of our risk management program; (21) contingencies and the level and results of litigation; (22) fluctuation in foreign currency exchange rates; and (23) our ability to meet environment, social, and governance standards and expectations of investors, regulators, customers, and other stakeholders. For further discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part 1, Item 1A "Risk Factors" of our annual report on Form 10-K for the year ended December 31, 2023. The forward-looking statements in this news release are being made as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise.

KEY MESSAGES 3 • Executing on strategy with internal and external actions • Meaningful reduction of LTC footprint at attractive pricing validating underlying assumptions • Improved risk profile and positive overall capital benefit • Internal restructuring further improves capital position and reduces volatility • Capital strength and deployment plans remain intact • Market for transactions remains active, and we remain deal-ready

4 EXECUTING ON OUR CLOSED BLOCK STRATEGY Actively managing the block to reduce the footprint and the capital demands of the closed block MILESTONE ACHIEVEMENTS IN 2025: • External Transaction - Full risk transfer with highly rated reinsurers, reducing LTC footprint and providing capital benefit • Internal Restructuring - Funds withheld reinsurance providing additional policyholder protection, eliminating source of capital volatility, and supporting a dividend to the holding company Improve Value Creation Reduce the Footprint Increase Predictability of Outcomes

EXTERNAL TRANSACTION SUMMARY

External reinsurance removes 19% of LTC reserves along with 20% of in-force multi-life IDI premium, resulting in approximately $100M capital benefit

LONG-TERM CARE

- $3.4B of statutory reserves representing 19% of total LTC and 30% of individual LTC (ILTC) block
- ILTC block of policies with attained age over 80; 62% active life reserves
- $200M capital impact equating to 6% of ceded reserves

INDIVIDUAL DISABILITY

- 20% quota-share of in-force multi-life block and does not include new business going forward
- Declining earnings impacts during runoff; earnings power expected to be replenished in ~5 years
- $300M capital benefit reflecting a fair valuation of ~10-12% returns unum GROUP 5

6 INCREASED LEVEL OF LTC PROTECTIONS, REDUCED RISK ON REMAINING POSITION Key Assumption Stress Prior Post Change Premium Rate Increases Remove $0.86B $0.78B (9)% Morbidity & Mortality Improvement Remove $0.69B $0.63B (9)% Policy Lapses & Mortality ↓7% $0.34B $0.29B (15)% Claim Incidence ↑3% $0.31B $0.26B (16)% Claim Resolutions ↓2% $0.24B $0.19B (21)% New Money Rate / 30-Year UST Down to 3.25% $0.49B $0.52B 6% $2.6 BILLION OF PROTECTION • Level of protection available to retained block increases; absolute amount remains consistent as capital released offsets portion of protection reduced from transaction • Sensitivities to most key assumptions decrease meaningfully, as business mix shifts towards group • Protection measured as Fairwind excess capital plus statutory reserves relative to our best estimate of the value of the liability MOST SENSITIVITIES REDUCED Note: Changes and impacts are relative to Fairwind best estimate liability as of 12/31/2024

GROWTH PROFILE REMAINS INTACT FOLLOWING IDI CEDE

CORE OPERATIONS GROWTH PROFILE


Earned Premium
1-time
Premium Impact
Pre-Deal Growth Trajectory
Post-Deal Trajectory

- One-time impact of ceded premium drives Core Operations premium growth rate of 3-6%[1] in 2025; underlying and long-term growth profile of 4-7% remains intact
- Retention of new business will drive premium and earnings replenishment for IDI over the next ~5 years
- 2025 quarterly outlook for Supplemental & Voluntary will be $110 million due to ceded block earnings
- Revised 2025 EPS growth outlook of 6-10%

1. Subject to timing of transaction closing

unum GROUP 7

INTERNAL RESTRUCTURING COMBINED WITH EXTERNAL ACTION REDUCES LTC EXPOSURE

INTERNAL RESTRUCTURING

- Funds withheld reinsurance from First Unum (FUNM) to Provident Life and Accident (PLA) provides additional protection to FUNM policyholders from strong PLA capitalization, diverse product mix, and consistent statutory earnings
- Restructuring increases capital efficiency and enhances stability by reducing a historical source of capital volatility at FUNM
- In connection with the transaction, FUNM paid a $630M dividend, further optimizing our capital position

LTC RESERVE REDUCTION OF $4 BILLION


EXTERNAL TRANSACTION
Unum America
100% Coinsurance ($3.4B of LTC Reserves)
Fortitude RE
Insurance Risk Retroceded
Global Reinsurer
Rate Increase Experience Refund


INTERNAL RESTRUCTURING
Unum Group
Dividend[1]
FUNM
100% of LTC ($0.6B of AAR[2] released)
PLA

1. Dividend driven by capital that was supporting LTC, accumulated excess capital at the subsidiary, and tax impacts
2. Asset Adequacy Reserves

unum GROUP 8

CLOSING COMMENTS 9 • Strength across employee benefits franchise • Multiyear active management of our closed block • Actions taken reduce risk and increase available capital • Underlying and long-term growth profile intact

Questions and Answers 10

Appendix: • Term Sheet • LTC Block Demographic Profile 11

12 SUMMARY OF KEY TERMS FEATURE Business in Scope • 19% of long-term care exposure, equating to 30% of our ILTC block • Quota share of multi-life individual disability, representing 20% of in-force premium Reinsurance Type • 100% coinsurance; single treaty for LTC and IDI Treaty Effective Date • January 1, 2025 Counterparties • Fortitude Reinsurance Company Ltd - A-rated, Bermuda-based entity • Fortitude will retrocede all biometric risk on the LTC and IDI blocks to highly rated global reinsurer Comfort Trust • Trust will maintain assets that are in excess of ceded reserves Investment Guidelines • Assets in the trust will be managed by Fortitude, subject to investment guidelines Experience Refund • Value of currently anticipated LTC premium rate increases embedded in our best estimate liability for the block will be paid to Unum over time as achieved Administration • All administration, including claims handling and premium increase program management will be retained Closing • Subject to regulatory approvals, expected later in 2025

13 LTC BLOCK DEMOGRAPHIC PROFILE 1. Approved claims | 2. Average reflects nonforfeiture and paid-up insureds Retained Block Ceded Block Demographics Profile (as of 9/30/2024) ILTC GLTC Total LTC ILTC Overview Average issue date 2002 2004 2004 2000 Number of insureds (approx.) 85,000 773,000 858,000 31,000 Number of claims incurred1 44,545 21,953 66,498 5,121 Persistency 96.1% 95.5% 95.7% 91.3% Avg annual premiums/insured (approx.)2 2,220 553 720 2,490 Attained Age Average attained age of ALR 75 56 58 86 Average attained age of DLR 85 81 83 89 Benefits % Lifetime benefit by lives count 39% 4% 8% 34% Avg inflated daily benefit 289 112 128 250 Avg benefit period (non-lifetime) 4.4 years 3.1 years 3.1 years 4.3 years Avg elimination period (days) 80 90 89 82 Inflation Protection % with 5% compound 23% 10% 1% 16% % with < 5% compound 28% 0% 3% 35% Simple inflation 29% 13% 15% 31% No inflation 20% 77% 71% 18%